Financial Expenses (Income), Net	6 Months Ended
Jun. 30, 2025
Finance (Income) Expense, Net [Abstract]
FINANCIAL EXPENSES (INCOME), NET

NOTE 9 — FINANCIAL EXPENSES (INCOME), NET

	Six months ended June 30,
	2025	2024
	USD in thousands

Change in fair value of convertible promissory notes and derivative liabilities	(942)	730
Exchange rate differences	3	20
Interest income	(6)	(60)
Issuance costs of convertible promissory notes	150	-
Issuance costs of financial instruments classified as derivative liabilities	-	603
Revaluation of securities - fair value through profit or loss	(1)	57
Remeasurement of Deferred Payment	25	-
Interest expense on Deferred Payment	13	-
Other finance expenses (income)	8	17
Financial expenses (income), net	(750)	1,367